Exhibit 10.5

SERVICE AGREEMENT NO. 49788 CONTROL NO. 1995-04-30 — 0022
SST SERVICE AGREEMENT
THIS AGREEMENT, made and entered into this 20th day of November, 1995, by and between:
COLUMBIA GAS TRANSMISSION CORPORATION
(“SELLER”)
AND
PENN FUEL GAS, INC.
(“BUYER”)
WITNESSETH: That in consideration of the mutual covenants herein contained, the parties hereto agree as follows:
Section 1. Service to be Rendered. Seller shall perform and Buyer shall receive service in accordance with the provisions of the effective SST Rate Schedule and applicable General Terms and Conditions of Seller’s FERC Gas Tariff, Second Revised Volume No. 1 (Tariff), on file with the Federal Energy Regulatory Commission (Commission), as the same may be amended or superseded in accordance with the rules and regulations of the Commission. The maximum obligation of Seller to deliver gas hereunder to or for Buyer, the designation of the points of delivery at which Seller shall deliver or cause gas to be delivered to or for Buyer, and the points of receipt at which Buyer shall deliver or cause gas to be delivered, are specified in Appendix A, as the same may be amended from time to time by agreement between Buyer and Seller, or in accordance with the rules and regulations of the Commission. Service hereunder shall be provided subject to the provisions of Part 284.223 of Subpart G of the Commission’s regulations. Buyer warrants that service hereunder is being provided on behalf of BUYER.
Section 2. Term. Service under this Agreement shall commence as of NOVEMBER 01, 1997, or upon completion of facilities and shall continue in full force and effect until OCTOBER 31, 2012, and from YEAR-to-YEAR thereafter unless terminated by either party upon 2 YEARS’ written notice to the other prior to the end of the initial term granted or any anniversary date thereafter. Pre-granted abandonment shall apply upon termination of this Agreement, subject to any right of first refusal Buyer may have under the Commission’s regulations and Seller’s Tariff.
Section 3. Rates. Buyer shall pay Seller the charges and furnish Retainage as described in the above-referenced Rate Schedule, unless otherwise agreed to by the parties in writing and specified as an amendment to this Service Agreement.
Section 4. Notices. Notices to Seller under this Agreement shall be addressed to it at Post Office Box 1273. Charleston, West Virginia 25325-1273. Attention: Manager — Agreements Administration and notices to Buyer shall be addressed to it at:
PENN FUEL GAS, INC.
ATTN: VP GAS SUPPLY
55 SOUTH 3RD STREET
OXFORD, PA 19363
until changed by either party by written notice.

SERVICE AGREEMENT NO. 49788 CONTROL NO. 1995-04-30 — 0022
SST SERVICE AGREEMENT
Section 5. Superseded Agreements. This Service Agreement supersedes and cancels, as of the effective date hereof, the following Service Agreements: N/A.

PENN FUEL GAS INC

By: Name:	/s/ Terry H. Hunt Terry H. Hunt
Title:	President and CEO
Date:	November 14, 1995

COLUMBIA GAS TRANSMISSION CORPORATION

By: Name:	/s/ Stephen M. Warnick Stephen M. Warnick
Title:	Vice President
Date:	November 20, 1995

Revision No.
Control No. 1995-04-[ILLEGIBLE] — 0022
Appendix A to Service Agreement No. 49788
Under Rate Schedule sst
Between (Seller) columbia gas transmission corporation
        and (Buyer) penn fuel gas, inc.

October through March Transportation Demand	471	Dth/day

April through September Transportation Demand	235	Dth/day
Primary Receipt Points

Scheduling	Scheduling	Maximum Daily
Point No.	Point Name	Quantity (Dth/Day)

STOW	STORAGE WITHDRAWALS	471

Revision No. Control No. 1995-04-[ILLEGIBLE] — 0022

Appendix A to Service Agreement No. 49788
Under Rate Schedule sst
Between (Seller) columbia gas transmission corporation
        and (Buyer) penn fuel gas, inc.
Primary Delivery Points

Maximum S1/
Delivery
					Maximum Daily	Pressure
Scheduling	Scheduling	Measuring		Measuring	Delivery Obligation	Obligation
Point No.	Point Name	Point No.	Footnotes	Point Name	(Dth/Day)	(PSIG)

56	PENN FUEL OP-04	600017		OXFORD NORTH	471	75

Revision No.
Control No. 1995-04-[ILLEGIBLE] — 0022
Appendix A to Service Agreement No. 49788
Under Rate Schedule sst
Between (Seller) columbia gas transmission corporation
        and (Buyer) penn fuel gas, inc.

S1	/	IF A MAXIMUM PRESSURE IS NOT SPECIFICALLY STATED, THEN SELLER’S OBLIGATION SHALL BE AS STATED IN SECTION 13 (DELIVERY PRESSURE) OF THE GENERAL TERMS AND CONDITIONS.

GFNT	/	THIS SERVICE AGREEMENT AND ITS EFFECTIVENESS ARE SUBJECT TO A PRECEDENT AGREEMENT BETWEEN BUYER AND SELLER DATED MAY 18, 1995.
UNLESS STATION SPECIFIC MDDOS ARE SPECIFIED IN A SEPARATE FIRM SERVICE AGREEMENT BETWEEN SELLER AND BUYER, SELLER’S AGGREGATE MAXIMUM DAILY DELIVERY OBLIGATION, UNDER THIS AND ANY OTHER SERVICE AGREEMENT BETWEEN SELLER AND BUYER, AT THE STATIONS LISTED ABOVE SHALL NOT EXCEED THE MDDO QUANTITIES SET FORTH ABOVE FOR EACH STATION. ANY STATION SPECIFIC MDDOS IN A SEPARATE FIRM SERVICE AGREEMENT BETWEEN SELLER AND BUYER SHALL BE ADDITIVE TO THE INDIVIDUAL STATION MDDOS SET FORTH ABOVE.

Revision No.
Control No. 1995-04-[ILLEGIBLE] — 0022
Appendix A to Service Agreement No. 49788
Under Rate Schedule sst
Between (Seller) columbia gas transmission corporation
        and (Buyer) penn fuel gas, inc.
The Master List of Interconnects (MLI) as defined in Section 1 of the General Terms and Conditions of Seller’s Tariff is incorporated herein by reference for the purposes of listing valid secondary receipt and delivery points.
Service changes pursuant to this Appendix A shall become effective as of NOVEMBER 01, 1997, or upon completion of facilities. This Appendix A shall cancel and supersede the previous Appendix A effective as of N/A, to the Service Agreement referenced above. With the exception of this Appendix A, all other terms and conditions of said Service Agreement shall remain in full force and effect.

PENN FUEL GAS, INC.

By: Name:	/s/ Terry H. Hunt Terry H. Hunt
Title:	President and CEO
Date:	November 14, 1995

COLUMBIA GAS TRANSMISSION CORPORATION

By: Name:	/s/ Stephen M. Warnick Stephen M. Warnick
Title:	Vice President
Date:	November 20, 1995

Revision No. 1 Control No. 1999-[ILLEGIBLE] — 0031

Appendix A to Service Agreement No. 49788
Under Rate Schedule sst
Between (Transporter) columbia gas transmission corporation
            and (Shipper) penn fuel gas, inc.

October through March Transportation Demand	471	Dth/day

April through September Transportation Demand	235	Dth/day
Primary Receipt Points

Scheduling	Scheduling	Maximum Daily
Point No.	Point Name	Quantity (Dth/Day)

STOW	STORAGE WITHDRAWALS	471

Revision No. 1 Control No. 1999-[ILLEGIBLE] — 0031

Appendix A to Service Agreement No. 49788
Under Rate Schedule sst
Between (Transporter) columbia gas transmission corporation
            and (Shipper) penn fuel gas, inc.
Primary Delivery Points

Maximum S1/
Delivery
					Maximum Daily	Pressure
Scheduling	Scheduling	Measuring		Measuring	Delivery Obligation	Obligation
Point No.	Point Name	Point No.	Footnote	Point Name	(Dth/Day)	(PSIG)

56-29	PENN FUEL OP 04-29	600017		MT. VERNON	471	75

Revision No. 1 Control No. 1999-[ILLEGIBLE] — 0031

Appendix A to Service Agreement No. 49788
Under Rate Schedule sst
Between (Transporter) columbia gas transmission corporation
            and   (Shipper) penn fuel gas, inc.

S1	/	IF A MAXIMUM PRESSURE IS NOT SPECIFICALLY STATED, THEN TRANSPORTER’S OBLIGATION SHALL BE AS STATED IN SECTION 13 (DELIVERY PRESSURE) OF THE GENERAL TERMS AND CONDITIONS.

GFNT	/	THIS SERVICE AGREEMENT AND ITS EFFECTIVENESS ARE SUBJECT TO A PRECEDENT AGREEMENT BETWEEN BUYER AND SELLER DATED MAY 18, 1995.

UNLESS STATION SPECIFIC MDDOS ARE SPECIFIED IN A SEPARATE FIRM SERVICE AGREEMENT BETWEEN SELLER AND BUYER, SELLER’S AGGREGATE MAXIMUM DAILY DELIVERY OBLIGATION, UNDER THIS AND ANY OTHER SERVICE AGREEMENT BETWEEN SELLER AND BUYER, AT THE STATIONS LISTED ABOVE SHALL NOT EXCEED THE MDDO QUANTITIES SET FORTH ABOVE FOR EACH STATION. ANY STATION SPECIFIC MDDOS IN A SEPARATE FIRM SERVICE AGREEMENT BETWEEN SELLER AND BUYER SHALL BE ADDITIVE TO THE INDIVIDUAL STATION MDDOS SET FORTH ABOVE.

Revision No. 1 Control No. 1999-[ILLEGIBLE] — 0031

Appendix A to Service Agreement No. 49788
Under Rate Schedule sst
Between (Transporter) columbia gas transmission corporation
              and (Shipper) penn fuel gas, inc.
The Master List of Interconnects (MLI) as defined in Section 1 of the General Terms and Conditions of Transporter’s Tariff is incorporated herein by reference for the purposes of listing valid secondary receipt and delivery points.
Service changes pursuant to this Appendix A shall become effective as of NOVEMBER 01, 1999, or upon completion of facilities. This Appendix A shall cancel and supersede the previous Appendix A effective as of OCTOBER 01, 1999, to the Service Agreement referenced above. With the exception of this Appendix A, all other terms and conditions of said Service Agreement shall remain in full force and effect.

PENN FUEL GAS, INC.

By: Name:	/s/ John F. Sipics John F. Sipics
Title:	President
Date:	10/26/99

COLUMBIA GAS TRANSMISSION CORPORATION

By: Name:	/s/ G. Todd Lilly G. Todd Lilly
Title:	Manager — Commercial Services
Date:	October 13, 1999

Revision No. 2 Control No. 2004-03-15 — 0011

Appendix A to Service Agreement No. 49788
Under Rate Schedule SST
Between (Transporter) Columbia Gas Transmission Corporation
             and (Shipper) PPL Gas Utilities Corporation
The Master list of Interconnects (MLl) as defined in Section 1 of the General Terms and Conditions of Transporter’s Tariff is incorporated herein by reference for purposes of listing valid secondary receipt and delivery points.
☐ Yes ☑ No (Check applicable blank) Transporter and Shipper have mutually agreed to a Regulatory Restructuring Reduction Option pursuant to Section 42 of the General Terms and Conditions of Transporter’s FERC Gas Tariff.
☐ Yes ☑ No (Check applicable blank) Shipper has a contractual right of first refusal equivalent to the right of first refusal set forth from time to time in Section 4 of the General Terms and Conditions of Transporter’s FERC Gas Tariff.
Service pursuant to this Appendix A, Revision No. 2 shall be effective November 1, 2012 through March 31, 2013.
☑ Yes ☐ No (Check applicable blank) This Appendix A, Revision No. 2 shall cancel and supersede the Previous Appendix A, Revision No. 1 effective as of November 1, 1999, to the Service Agreement referenced above.
☑ Yes ☐ No (Check applicable blank) All Gas shall be delivered at existing points of interconnection within the MDDO’s, and/or ADQ’s, and/or DDQ’s, as applicable, set forth in Transporter’s currently effective Rate Schedule SST Appendix A, Revision No. 2 with Shipper, which for such points set forth are incorporated herein by reference.
With the exception of this Appendix A, Revision No. 2 all other terms and conditions of said Service Agreement shall remain in full force and effect.

PPL Gas Utilities Corporation

By: Name:	/s/ Robert M. Geneczko Robert M. Geneczko	[SEAL]
Title:	President PPL Gas Utilities
Date:	10/21/04

Columbia Gas Transmission Corporation

By: Name:	/s/ T. N. Brasselle T. N. Brasselle
Title:	MGR Customer Services
Date:	NOV 05 2004